1UB

1ST UNITED BANCORP, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

CUSIP 33740N 10 5

COMMON STOCK

SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

THIS IS TO CERTIFY that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE OF

1ST UNITED BANCORP, INC.

Transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate is not valid until countersigned by the transfer agent and registered by the registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

PRESIDENT

CEO

          The Company will furnish without charge to each shareholder who so requests the powers, designations, preferences, and relative participating, optional or other special rights of each class of stock or series which the Company is authorized to issue and the qualifications, limitations, or restrictions of such preferences and/or rights. Any request should be made to the secretary of the Company.

          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common
TEN ENT	—	as tenants by the entireties
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT	—	____________ Custodian _____________
(Cust) (Minor)
under Uniform Gifts to Minors
Act________________________________
(State)
UNIF TRF MIN ACT	—	_________Custodian (until age_________)
(Cust)
_____________ under Uniform Transfers
(Minor)
to Minors Act _______________________
(State)

Additional abbreviations may also be used though not in the above list.

          FOR VALUE RECEIVED, ______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said Shares on the books of the within named Company with full power of substitution in the premises.

Dated _____________________

X

X
	NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By

THE SIGNATURE SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED MEDALLION SIGNATURE GUARANTEE PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.